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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 28, 2000

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                          INTERNET VENTURE GROUP, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           FLORIDA                      33-19196-A                59-2919648
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
       incorporation)                                        Identification No.)


9307 WEST SAM HOUSTON PARKWAY SOUTH, BLDG. 100                     77049
             HOUSTON, TEXAS                                      (Zip Code)
(Address of Principal Executive Offices)



                                 (713) 596-9308
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

                                   ----------



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                            Total number of pages included in this filing 70.

                                      -1-
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

          The Company previously entered into an Agreement and Plan of Exchange (the "Exchange Agreement") with Swan Magnetics, Inc. ("Swan"). Eden Kim, a director and Secretary of the Company is the President and a 43 % stockholder of Swan. The transaction was contemplated as a tax free reorganization for federal income tax purposes to be effected under the laws of the State of Florida.

         Subsequent to the execution of the Exchange Agreement, the Company, Swan, and certain of Swan's shareholders (the "Participating Shareholders") entered into an Amended and Restated Agreement and Plan of Exchange (the "Amended Exchange Agreement") which amended and restated the original Exchange Agreement in its entirety. Under the terms of the Amended Exchange Agreement, the Participating Shareholders would convert any and all of the preferred stock they held in Swan into Swan common stock, and then the Company would acquire at least 80% of all of the common stock of Swan from the Participating Shareholders in exchange for shares of the Company's common stock (the "Plan of Exchange").

         The Plan of Exchange was approved by the shareholders of Swan by a majority vote of each of its classes of outstanding stock and in accordance with the terms of Section 1201 of the California Corporations Code. No approval of the Company's shareholders was required under the Florida Business Corporation Act. The Plan of Exchange was adopted by the Company's board of directors on July 14, 2000 and the individual Participating Shareholders upon the execution by each of them of the Amended Exchange Agreement.

         On September 28, 2000, Articles of Share Exchange were filed with the Florida Department of State and the Plan of Exchange was effected. The result is that effective as of such date all of the shares of Swan common stock held by the Participating Shareholders were exchanged for a total of 20,000,000 restricted shares of the Company's common stock (the "Exchange Shares") issued in a private placement in accordance with Rule 506 of Regulation D promulgated under the Securities Act of 1933. The Company now holds 41,773,157 shares of Swan's common stock representing approximately 88% of Swan's total issued and outstanding common stock.

         The Company and the Board of Directors of Swan have approved a transaction whereby, subsequent to the closing of the Share Exchange, the Company will offer to each Participating Shareholder the opportunity of exchanging the Exchange Shares that they currently are entitled to receive for warrants to purchase the Company's Common Stock (the "Warrant Exchange"). While no definitive agreement has been prepared in connection with the Warrant Exchange as of the date of this report, the Company has reached verbal agreement with the Board of Directors of Swan on the following terms of the Warrant Exchange.

         Each Exchange Share may be exchanged for a warrant to purchase one share of the Company's Common Stock in the future at an exercise price of $1.75 per share. Each Participating Shareholder shall have the right to exchange up to one half of their Exchange Shares for warrants. The warrants will be exercisable for 3 years, beginning July 1, 2001. The warrants will be redeemable by the Company at a discount from the trading price of the Company's Stock at the date of redemption.

         Certain Swan Participating Shareholders have verbally agreed to enter into the proposed Warrant Exchange and to exchange not less than 8,000,000 of the Exchange Shares for warrants, subject to review of final documentation. The final number of Exchange Shares that will be exchanged in the Warrant Exchange and the final terms of the warrants are all subject to final documentation and execution of same by the Participating Shareholders.

                                      -2-
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         Pursuant to the instructions to Item 7 of Form 8-K, the following documents are provided as Exhibits to this Form 8-K:

         (a) FINANCIAL STATEMENTS OF BUSINESS REQUIRED

             As permitted by Form 8-K, the required historical financial statements will be filed by amendment to this Form 8-K no later than December 12, 2000.

         (b) PRO FORMA FINANCIAL INFORMATION.

             As permitted by Form 8-K, the required pro forma financial information will be filed by amendment to this Form 8-K on later than December 12, 2000.

         (c) EXHIBITS.

               Exhibit No.                  Document Description
               -----------                  --------------------

                  10.1 Agreement and Plan of Exchange by and between Internet Venture Group, Inc. and Swan Magnetics, Inc., dated June 28, 2000, previously filed as Exhibit 10.1 to the Company's Form 8-K/A filed on July 18, 2000.

                  10.2* Amended and Restated Agreement and Plan of Exchange by and among Internet Venture Group, Inc., Swan Magnetics, Inc., and certain shareholders of Swan Magnetics, Inc., effective as of June 28, 2000 (filed herewith).

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         *        Pursuant to Item 601(b)(2) of Regulation S-B, the following schedules to Exhibit 2.1 have been omitted from this Report and will be provided to the Commission upon request:

                           (a) Exhibit A: Internet Venture Group, Inc.
                               Consolidated Balance Sheet March 2000.

                           (b) Exhibit B: Swan Magnetics, Inc. Pro Forma
                               Consolidation Balance Sheet June 2000.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                       INTERNET VENTURE GROUP, INC.



October 13, 2000                       By: /s/ ELORIAN LANDERS
                                          --------------------------------------
                                           Elorian Landers, President


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                                INDEX TO EXHIBITS
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                                                                                 PAGE NO. IN
        EXHIBIT NO.                DOCUMENT DESCRIPTION                         EXHIBIT VOLUME
        -----------                --------------------                         --------------
         10.1                 Agreement and Plan of Exchange by and between          N/A
                              Internet Venture Group, Inc. and Swan Magnetics,
                              Inc., dated June 28, 2000, previously filed as
                              Exhibit 10.1 to the Company's Form 8-K/A filed on
                              July 18, 2000.

         10.2                 Amended and Restated Agreement and Plan of               5
                              Exchange by and among Internet Venture Group,
                              Inc., Swan Magnetics, Inc., and certain
                              shareholders of Swan Magnetics, Inc., effective as
                              of June 28, 2000 (filed herewith).


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